SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2003

FASTENAL COMPANY

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-16125	41-0948415
(Commission file number)	(I.R.S. Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

(507) 454-5374

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 9. Regulation FD Disclosure.

(a)	Certification by Chief Executive Officer of Annual Report on Form 10-K

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fastenal Company (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Willard D. Oberton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 26, 2003

/s/ Willard D. Oberton
Willard D. Oberton Chief Executive Officer

(b)	Certification by Chief Financial Officer of Annual Report on Form 10-K

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fastenal Company (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Daniel L. Florness, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.

Date: February 26, 2003

/s/ Daniel L. Florness
Daniel L. Florness Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2003

FASTENAL COMPANY

By:	/s/ Daniel L. Florness
Daniel L. Florness Chief Financial Officer